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                                                                    Exhibit 10.1


                    BOSTON SCIENTIFIC CORPORATION 401(k) PLAN

                                 Third Amendment


         Pursuant to Section 10.1 of the Boston Scientific Corporation 401(k) Plan (the "Plan"), Boston Scientific Corporation hereby amends the Plan as follows, effective as of the dates set forth herein:

         1. Section 3.3 is hereby amended by replacing paragraphs (a), (b), and
(c) thereof in their entirety, effective January 1, 2000, with the following new paragraphs:

                           "(a) On a bi-weekly basis, each Participating
                  Employer will make a Matching Contribution to the Trust for the benefit of each Participant on whose behalf it made Elective Contributions for the period. The amount of Matching Contributions made by a Participating Employer for the period shall be equal to (i) 75% of the Elective Contributions made on behalf of the Participant for the period which do not exceed 1% of the Participant's Compensation for such period, plus (ii) 50% of the Elective Contributions made on behalf of the Participant for the period which exceed 1% but do not exceed 4% of the Participant's Compensation for such period.

                           (b) If (i) a Participant is an Eligible Employee on
                  the last day of the Plan Year, and (ii) the aggregate Matching Contributions made by his or her Participating Employer under paragraph (a) above to the Trust for the benefit of such Participant with respect to such Plan Year are less than the lesser of (1) 75% of the Participant's Elective Contributions for such Plan Year which do not exceed 1% of the Participant's Compensation for such Year plus 50% of the Participant's Elective Contributions for such Plan Year which exceed 1% of the Participant's Compensation for such Year; or (2) 2.25% of such Participant's Compensation in such Plan Year, then the Participating Employer shall make a further contribution to the Trust, for the benefit of such Participant, to be credited to his or her Matching Contribution Account, such that the aggregate Matching Contributions made by the Participating Employer for the benefit of such Participant for the Plan Year under this Section shall equal the lesser of the amounts set forth in clauses (1) and (2) above.

                           (c) In addition to the matching contributions
                  described in paragraphs (a) and (b) above, for the periods described below, a special additional matching contribution shall be made on behalf of Participants who were employed by either Schneider (USA) Inc. or Corvita Corporation on September 10, 1998 (the "eligible Participants"):


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                                    (i) For the period beginning September 10,
                           1998 and ending December 31, 1999, the special matching contribution shall be equal to (1) 50% of the Elective Contributions made on behalf of such eligible Participant which do not exceed 2% of the eligible Participant's Compensation for such period, plus (2) 50% of the Elective Contributions which exceed 4% but do not exceed 6% of such eligible Participant's Compensation for such period; and

                                    (ii) For the period beginning January 1,
                           2000 and ending September 9, 2000, the special matching contribution shall be equal to (1) 25% of the Elective Contributions made on behalf of such eligible Participant which do not exceed 1% of the eligible Participant's Compensation for such period, plus (2) 50% of the Elective Contributions made on behalf of such eligible Participant which exceed 1% but do not exceed 2% of the eligible Participant's Compensation for such period, plus (3) 50% of the Elective Contributions which exceed 4% but do not exceed 6% of such eligible Participant's Compensation for such period."

         2. Section 6.3 is hereby amended, effective as of January 1, 1999, by inserting a new sentence to the end thereof to read as follows:

                  "For the avoidance of doubt, nothing in this Section 6.3 confers a substantive distribution right to any Participant; a Participant must be eligible to receive a distribution pursuant to the other provisions of this Article 6 in order for this Section 6.3 to apply."

         3. Section 14.14 is hereby amended by replacing the last sentence thereof with the following sentence, effective as of January 1, 1999:

                  "In no event will an individual become an Eligible Employee while he or she is characterized or treated by an Affiliated Employer as (i) a "leased employee" within the meaning of Code 414(n); or (ii) a student intern."

         4. The Plan is hereby amended, effective as of January 1, 1998, to increase the small cash-out amount under the Plan from $3,500 to $5,000. Pursuant to this amendment, all references to "$3,500" contained in the Plan are hereby replaced with "$5,000", effective as of January 1, 1998.

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         IN WITNESS WHEREOF, Boston Scientific Corporation has caused this amendment to be executed in its name and on its behalf this 28th day of October, 1999.

                                BOSTON SCIENTIFIC CORPORATION



                                By:  Paul W. Sandman
                                     --------------------------------------
                                Title: Senior Vice President and General Counsel


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